UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-10401

Trust for Professional Managers
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Rachel A. Spearo
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-5384
Registrant's telephone number, including area code

Date of fiscal year end: November 30, 2008

Date of reporting period:  November 30, 2008

Item 1. Reports to Stockholders.

Annual Report

BRISTLECONE FUND

November 30, 2008

Investment Adviser

Bristlecone Value Partners, LLC
10880 Wilshire Blvd., Suite 880
Los Angeles, CA 90024

Phone: 1-877-5BRISTLE
www.bristleconefund.com

Table of Contents

LETTER TO SHAREHOLDERS	3
EXPENSE EXAMPLE	7
INVESTMENT HIGHLIGHTS	9
SCHEDULE OF INVESTMENTS	11
STATEMENT OF ASSETS AND LIABILITIES	13
STATEMENT OF OPERATIONS	14
STATEMENT OF CHANGES IN NET ASSETS	15
FINANCIAL HIGHLIGHTS	16
NOTES TO FINANCIAL STATEMENTS	17
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	23
ADDITIONAL INFORMATION	24

January 1, 2009

Dear Fellow Shareholders,

Market Review

The deep and abiding impact of this quarter’s events make any neat summary here impossible.  Papers and books will be written for many decades about what has occurred in markets recently; so, rather than attempt the impossible, here are just a few of the most important points about the quarter’s developments:

1)	Volatility, read fear, reached all-time highs.

2)	Economic conditions worsened materially, but comparisons to the Great Depression are far off the mark at this point. The comparison is more appropriate in regards to financial market conditions.

3)
Governments around the world intervened haphazardly, heavy-handedly, and frequently in an effort to forestall the impact of the downturn. The breadth of this market intervention, even if out of necessity—and regardless of one’s political philosophy—may produce unintended consequences.  This made (and could make) the investment landscape, already uneven, all the rockier.

4)
Stock prices sank.  In fact, prices within nearly every asset class save one, government issued bonds, sank.  The S&P 500 closed at 752 on November 20, a level the market first surpassed twelve years earlier in November 1996.

In our October 1 commentary, we left open the question of whether the current downturn would be cushioned by what we perceived then to be already low valuations for our portfolio companies, or whether a steeper downturn would present us, as long-term investors, with a generational buying opportunity. The market provided us an immediate answer: the latter.

We recognize that lower prices don’t necessarily translate into better values.  Business conditions have worsened.  Indeed, in all likelihood, despite our aim to be conservative in our estimates and ever-conscious of the business cycle, we have lowered some of our appraisal estimates as a result of this quarter’s developments.

But, in our opinion, it is clear that stock valuations—what you get (in assets or future cash flows) for what you pay—are more attractive than at any time in the last twenty years, perhaps longer.  Stock valuations have generally correlated inversely to fear and directly to investor expectations for economic conditions.  Investors are so flooded with genuinely bad news at the moment that it is difficult to remember two important lessons from history.  First, normal business conditions will resume at some point, possibly within one to two years.  Second, equity prices tend to be leading indicators of economic performance and they have historically tended to trough about midway through past recessions.

This doesn’t mean stocks can’t get cheaper.  Broadly speaking, they were overvalued for long periods, and can be undervalued for long periods as well.  There is no rule (can we all agree now that markets aren’t always efficient?) that stocks can’t go from cheap to spectacularly cheap, to borrow a phrase from investing sage Jeremy Grantham.

Broad macro-economic, or 50,000 foot market overviews, are not our strength, and they are, for better or for worse, not what drives our decision-making, so we won’t dwell much further here.  Rather, what follows is a closer look at the fund’s performance and makeup.

Portfolio Review

The fund’s performance this quarter in particular, and really for the partial fiscal year ended November 30th, was very disappointing to us.  As the fund’s largest shareholders, we eat our own cooking, so we suffered the same losses as you.  It’s a good thing we don’t bother predicting short-term performance, because we would never have imagined this outcome for the fund’s debut.  Yes, the portfolio is concentrated.  Yes, we held positions in financial and consumer discretionary names, sectors that suffered disproportionally.  Yes, we missed badly short-term with some of our stock picks and even suffered permanent capital losses in two cases (AIG and Wachovia) as we sold these positions below cost.  Still, the 46% price decline in the fund’s NAV greatly exceeded, to our eyes, the decline in intrinsic value of the underlying holdings.  More on that later.

It is doubly frustrating that the portfolio performed relatively worse than the broad market in such a negative overall market environment.  We consider our investment philosophy conservative and would wager that the portfolio will outperform more often than not in down markets.  Candidly, only time can bear this out.  Meanwhile, a bad quarter, even a bad year, is almost a sure thing given the fund’s contrarian philosophy and focus on a relatively small number of investments.  Last year was irrefutably a bad year.

It is hard to single out the negative contributors to performance, as all but one of the portfolio stocks were down in the quarter.  The largest contributors to the negative performance were Health Management Associates, Dell, Liberty Interactive (whose main business is the QVC shopping network), Harley Davidson, and BankAmerica.  Health Management and Liberty Interactive suffered because they have high (though manageable, in our view, barring another Great Depression) levels of debt and companies with high debt were hit harder than most during the downturn as access to credit was shut off.  Dell was down somewhat more than average during the quarter, but hurt returns more because it was the fund’s second largest holding coming into the period.  Dell reported soft earnings right as the quarter began and, in the current environment, investors were eager to focus on the bad news (lower sales) over the good news (solid balance sheet, decent profitability, substantial share repurchases).

The lone bright spot during the quarter was Apollo Group, a stock the fund owned for less than six months.  It will not be a regular practice to take short-term gains, but here the circumstances were unusual.  The stock appreciated more than 50% in that short period, thanks to improved fundamentals and the perceived defensive nature of education (if you can’t find a job, you go back to school).  That appreciation coincided with nearly every other stock going on sale, which made swapping into a cheaper name all the more sensible.

On that front, the volatility of the markets created a flood of opportunities.  Many long-lusted-after businesses fell to prices that had us doing double-takes.  No matter how disappointing the short-term performance, we have no control over that aspect of the portfolio, so we focus our attention on what we can control, which is making well-reasoned investment decisions about what goes into the portfolio to generate long-term returns.

Simply put, we have always sought high quality companies run by good managers and trading at big discounts.  In most markets, indeed throughout our careers, we have ended up sacrificing, to some degree, one of these three elements because they rarely come packaged neatly together.  This quarter, we added six new names to the portfolio (something else you won’t see regularly) where we felt we not only got the whole package, but at extra large discounts.

In a sign that the energy bubble may have come full circle, we made our first energy purchase since the portfolio started (indeed going back much further in other portfolios we manage) when we added EOG Resources to the portfolio.  It is just one of the many astonishing occurrences of the quarter that oil, which we saw as wildly overpriced just a few months ago, has traded recently at a discount to what we see as a normalized price range.  In fact, EOG’s reserves are primarily in natural gas, and we see what we believe is a great combination here of talented management, a low-cost producer, and an attractive ability to increase production over the intermediate term.

Other new purchases in the portfolio were Markel (a specialty insurer), Nestle, Walgreen, the Washington Post Company, and Western Union.  We will hopefully have greater opportunity to discuss these companies in detail in future letters, but the common theme is that we feel all are exceptionally high quality companies that lead their respective industries, generate attractive returns on invested capital, and are led by managements that are smart, dedicated, and think and act like owners.

Washington Post, for those who don’t know, is much more than the owner of the namesake newspaper.  Like most others, we foresee tough times for the newspaper business, but the Washington Post has smartly reinvested its sizable profits from publishing into other businesses like education (Kaplan, which now accounts for the majority of the company’s value, in our opinion) and cable.  That these investments have been made under the eyes of a board stacked with legendary investors (Warren Buffet, Tom Gaynor, and Chris Davis, to name a few) is a great comfort.

It is also worth noting that the same flood of opportunities was available to the many well-capitalized companies in the portfolio, and many of our investees made attractive acquisitions that are likely to create enormous shareholder value for years to come.  The most notable of these was Wells Fargo’s acquisition of Wachovia, in which Wells Fargo acquired a company only somewhat smaller than itself (in terms of branches, deposits, etc.) for nearly nothing once tax savings are accounted for.  Sure, losses will be incurred on Wachovia’s mortgage portfolio, but we believe the acquisition will be solidly accretive to Wells Fargo’s value, possibly relieving some of the pain from the fund’s Wachovia investment.

Looking Ahead

It is unlikely that this quarter’s losses will be recovered as quickly as they were suffered.  But there is good reason to believe that they will be recovered over time.  We contend, after reviewing all the fund’s holdings and incorporating new inputs where necessary to account for the worsened economic conditions, that the portfolio is generationally cheap, that it is to say, cheap in a way that investors should only see once or twice every 20 – 30 years. After more than a decade spent tempering client expectations of future returns, we now find ourselves having trouble convincing investors that there is real return potential latent in the portfolio.

We measure this latent return potential, albeit imprecisely, by aggregating our individual company appraisals and taking into account position weights to compute the overall portfolio’s intrinsic value.  Over time, we compare the market price to this intrinsic value to track the portfolio’s discount.  At present levels, we judge the portfolio to be trading at a greater than 50% discount to what we see as its value, a condition we believe is very favorable for future performance.  This discount will never close, as we recycle fully valued investments into cheaper names, but we believe the odds are highly in our favor that it will narrow over time.  Although the portfolio level intrinsic value did decline in the quarter (mainly due to losses incurred in AIG and Wachovia), this decline was only in the mid-single digits, very modest in our opinion in light of the dramatic price declines.

Our advice is for this time of financial crisis is to take a deep breath; stay rational; save a little more than you used to (a recent ad captured the moment nicely: “there is no such thing as saver’s remorse”); and keep investing with money that is truly long-term in nature.  A one to two year horizon will always be impossible to predict.  But over five to ten years, we expect investor’s remorse is more likely to be felt by those who stay on the sidelines in cash and Treasuries than those who buy stocks today.

We appreciate your patience and trust as we navigate the current market.  We were particularly pleased that, despite the rough seas, the fund suffered only very minor redemptions last year and thus forced no inopportune sales of undervalued securities.  We hope this means shareholders share our long-term outlook and that this will continue as our shareholder base expands.

We encourage you to visit the fund web site’s news page (http://www.bristleconefund.com/commentary_news.html) to stay abreast of communications and enroll in our email distribution list.

Sincerely,

David FleerJean-Luc Nouzille
Portfolio ManagerPortfolio Manager

Opinions expressed are those of the Fund and are subject to change, are not guaranteed and should not be considered a recommendation to buy or sell any security.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility than a diversified fund. The Fund invests in smaller companies, which involves additional risks such as limited liquidity and greater volatility. The Fund invests in foreign securities which involve greater volatility and political, economic and currency risks and differences in accounting methods.

Must be preceded or accompanied by a prospectus.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security. Please see the Summary of Investments in this report for a full listing of the funds holdings.

Current and future portfolio holdings are subject to risk.

The Bristlecone Fund is distributed by Quasar Distributors, LLC. (1/09)

BRISTLECONE FUND
Expense Example
(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs; including redemption fees and (2) ongoing costs, including advisory fees and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/08–11/30/08).

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem your shares of the Fund within 180 days of purchase. Individual Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of ETFs or other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the Example. The Example includes, but is not limited to, advisory fees, fund administration and accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

BRISTLECONE FUND
Expense Example (Continued)
(Unaudited)

	Bristlecone Fund
			Expenses Paid
	Beginning	Ending	During Period
	Account Value	Account Value	June 1, 2008–
	June 1, 2008	November 30, 2008	November 30, 2008*
Actual	$1,000.00	$564.80	$4.89
Hypothetical (5% return
before expenses)	1,000.00	1,018.75	6.31

*	Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.

BRISTLECONE FUND
Investment Highlights
(Unaudited)

The investment objective of the Fund is long-term capital appreciation.

Sector Breakdown
% of Investments

Total Returns as of November 30, 2008

	Bristlecone	S&P 500
	Fund	Index
Three Months	(39.68)%	(29.65)%

Since Inception (12/31/07)	(46.18)%	(37.66)%

Performance data quoted represents past performance and does not guarantee future results. The Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-877-5BRISTLE. The Fund imposes a 2.00% redemption fee on shares held less than 180 days. Performance quoted does not reflect the redemption fee. If reflected total returns would be reduced.

Short-term performance, in particular, is not a good indication of the Fund’s future performance, and an investment should not be made based solely on historical returns.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Continued

BRISTLECONE FUND
Investment Highlights (Continued)
(Unaudited)

The returns shown on the graph and table assume reinvestment of dividends and capital gains and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The chart illustrates performance of a hypothetical investment made in the Fund and index on inception date. The graph does not reflect any future performance.

The S&P 500 Index includes 500 common stocks, most of which are listed on the New York Stock Exchange. The Index is a market capitalization-weighted index representing approximately two-thirds of the total market value of all domestic common stocks.

One cannot invest directly in an index.

Growth of $10,000 Investment

*  Inception Date

BRISTLECONE FUND

Schedule of Investments

November 30, 2008

	Shares	Value
Common Stocks 95.54%
Automobiles 3.32%
Harley-Davidson, Inc.	2,325	$39,548

Capital Markets 2.87%
Legg Mason, Inc.	1,900	34,238

Commercial Banks 9.37%
Bank of America Corp.	2,850	46,313
Wells Fargo & Co.	2,260	65,291
		111,604
Commercial Services & Supplies 6.60%
Cintas Corp.	3,275	78,665

Communications Equipment 2.23%
Motorola, Inc.	6,175	26,614

Computers & Peripherals 6.05%
Dell, Inc. (a)	6,450	72,047

Construction Materials 3.52%
Cemex S.A. de C.V.—ADR (a)	6,027	41,888

Consumer Finance 4.86%
American Express Co.	2,485	57,925

Diversified Telecommunication Services 1.72%
Sprint Corp.	7,325	20,437

Food & Staples Retailing 4.79%
Walgreen Co.	2,305	57,026

Food Products 1.67%
Nestle SA—ADR	550	19,896

Health Care Providers & Services 1.84%
Health Management Associates, Inc.—Class A (a)	15,050	21,973

Insurance 8.78%
Markel Corp. (a)	135	41,580
The Progressive Corp.	4,200	63,084
		104,664

The accompanying notes are an integral part of these financial statements.

BRISTLECONE FUND

Schedule of Investments (Continued)

November 30, 2008

	Shares	Value
Internet & Catalog Retail 2.36%
Expedia, Inc. (a)	3,350	$28,140

IT Services 3.79%
Western Union Co.	3,400	45,118

Media 5.06%
Liberty Media Holding Corp. (a)	5,625	14,794
The Washington Post Company—Class B	115	45,528
		60,322
Oil, Gas & Consumable Fuels 2.64%
EOG Resources, Inc.	370	31,457

Paper & Forest Products 3.55%
Weyerhaeuser Co.	1,125	42,323

Pharmaceuticals 6.29%
Novartis AG—ADR	800	37,536
Pfizer, Inc.	2,275	37,378
		74,914
Semiconductor & Semiconductor Equipment 7.20%
Intel Corp.	2,900	40,020
Maxim Integrated Products, Inc.	3,700	45,769
		85,789
Specialty Retail 7.03%
Home Depot, Inc.	3,625	83,774
Total Common Stocks (Cost $1,722,101)		1,138,362

	Principal
	Amount
Short-Term Investments 4.42%
Fidelity Government Portfolio—I
1.360% (b)	$52,657	52,657
Total Short-Term Investments (Cost $52,657)		52,657
Total Investments (Cost $1,774,758) 99.96%		1,191,019
Other Assets in Excess of Liabilities 0.04%		498
Total Net Assets 100.00%		$1,191,517

Percentages are stated as a percent of net assets.

ADRAmerican Depository Receipt
(a)	Non Income Producing
(b)	Variable rate security; the rate shown represents the rate at November 30, 2008.

The accompanying notes are an integral part of these financial statements.

BRISTLECONE FUND

Statement of Assets and Liabilities

November 30, 2008

Assets
Investments, at value (cost $1,774,758)	$1,191,019
Dividends and interest receivable	3,551
Receivable from Adviser	21,645
Other assets	2,645
Total Assets	1,218,860

Liabilities
Payable to Affiliates	14,876
Accrued expenses and other liabilities	12,467
Total Liabilities	27,343
Net Assets	$1,191,517

Net Assets Consist Of:
Paid-in capital	$1,952,920
Undistributed net investment income	13,193
Accumulated net realized loss	(190,857)
Net unrealized depreciation on investments	(583,739)
Net Assets	$1,191,517

Shares of beneficial interest outstanding (unlimited
number of shares authorized, $0.001 par value)	130,173

Net asset value, redemption price and offering price per share(1)	$9.15

(1)	If applicable, redemption price per share may be reduced by a redemption fee.

The accompanying notes are an integral part of these financial statements.

BRISTLECONE FUND

Statement of Operations

For the Period Ended November 30, 2008(1)

Investment Income
Interest income	$3,606
Dividend income(2)	22,026
Total Investment Income	25,632

Expenses
Administration fees	30,270
Audit and tax fees	26,405
Fund accounting fees	22,820
Transfer agent fees and expenses	20,681
Federal and state registration fees	9,906
Advisory fees	8,459
Chief Compliance Officer fees and expenses	7,328
Reports to shareholders	6,943
Custody fees	6,917
Legal fees	4,249
Trustees’ fees and related expenses	2,115
Other expenses	1,257
Total Expenses	147,350
Less waivers and reimbursement by Adviser	(134,911)
Net Expenses	12,439

Net Investment Income	13,193

Realized and Unrealized Gain (Loss) on Investments
Net realized loss from investments	(190,857)
Change in net unrealized appreciation/depreciation on investments	(583,739)
Net Realized and Unrealized Loss on Investments	(774,596)
Net Decrease in Net Assets from Operations	$(761,403)

(1)	The Fund commenced operations on December 31, 2007.
(2)	Net of $82 in foreign withholding tax.

The accompanying notes are an integral part of these financial statements.

BRISTLECONE FUND

Statements of Changes in Net Assets

Period Ended
November 30, 2008(1)

From Operations
Net investment income	$13,193
Net realized loss from investments	(190,857)
Change in net unrealized appreciation/depreciation on investments	(583,739)
Net decrease in net assets from operations	(761,403)

From Capital Share Transactions
Proceeds from shares sold	1,977,370
Payments for shares redeemed(2)	(24,450)
Net increase in net assets from capital share transactions	1,952,920
Total Increase in Net Assets	1,191,517

Net Assets
Beginning of period	—
End of period	$1,191,517
Undistributed Net Investment Income	$13,193

(1)	The Fund commenced operations on December 31, 2007.
(2)	Net of redemption fees of $192.

The accompanying notes are an integral part of these financial statements.

BRISTLECONE FUND

Financial Highlights

Per Share Data for a Share Outstanding Throughout the Period

Period Ended
November 30, 2008(1)
Net Asset Value, Beginning of Period	$17.00

Income (loss) from investment operations:
Net investment income	0.10
Net realized and unrealized gain (loss) on investments	(7.95)
Total from Investment Operations	(7.85)
Net Asset Value, End of Period	$9.15
Total Return(2)	(46.18)%

Supplemental Data and Ratios:
Net assets at end of period (000's)	$1,191
Ratio of expenses to average net assets:
Before waiver and expense reimbursement(3)	14.80%
After waiver and expense reimbursement(3)	1.25%
Ratio of net investment income to average net assets:
Before waiver and expense reimbursement(3)	(12.22)%
After waiver and expense reimbursement(3)	1.33%
Portfolio turnover rate(2)	24.98%

(1)	The Fund commenced operations on December 31, 2007.
(2)	Not annualized for periods less than a full year.
(3)	Annualized.

The accompanying notes are an integral part of these financial statements.

BRISTLECONE FUND
Notes to Financial Statements
November 30, 2008

(1)	Organization

Trust for Professional Managers (the “Trust”) was organized as a Delaware statutory trust under a Declaration of Trust dated May 29, 2001. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Bristlecone Fund (the “Fund”) represents a distinct diversified series with its own investment objectives and policies within the Trust. The investment objective of the Fund is long-term capital appreciation. The Trust may issue an unlimited number of shares of beneficial interest at $0.001 par value. The Fund became effective and commenced operations on December 31, 2007.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a)	Investment Valuation

The Fund’s securities, including American Depositary Receipts (“ADRs”), which are traded on securities exchanges, are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any reported sales, at the mean between the last available bid and asked price. Securities that are traded on more than one exchange are valued on the exchange determined by the Adviser to be the primary market. Securities primarily traded in the National Association of Securities Dealers Automated Quotation (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter (“OTC”) securities that are not traded in the NASDAQ National Market System shall be valued at the most recent trade price.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term securities with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined under procedures approved by the Trust’s Board of Trustees. These fair value procedures will also be used to price a security when corporate events, events in the securities market and/or world events cause the Adviser to believe that a security’s last sale price may not reflect its actual market

BRISTLECONE FUND
Notes to Financial Statements (Continued)
November 30, 2008

value at the close of the business day. The intended effect of using fair value pricing procedures is to ensure that the Fund is accurately priced. The Board of Trustees will regularly evaluate whether the Fund’s fair valuation pricing procedures continue to be appropriate in light of the specific circumstances of the Fund and the quality of prices obtained through their application by the Trust’s Valuation Committee.

In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards (“SFAS”) No. 157, “Fair Value Measurements”. SFAS No. 157 defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and expands disclosure about fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Fund adopted SFAS No. 157 on December 31, 2007. Adoption of SFAS No. 157 has made no material impact on the Fund’s financial statements.

FAS 157 – Summary of Fair Value Exposure at November 30, 2008

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 —	Quoted prices in active markets for identical securities.
Level 2 —	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments.)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used, as of November 30, 2008, in valuing the Fund’s investments carried at fair value:

		Level 1—	Level 2—	Level 3—
		Quoted prices in	Significant	Significant
		active markets for	other observable	unobservable
Description	Total	identical assets	inputs	inputs
Assets:
Securities	$1,191,019	$1,191,019	$0	$0
Total	$1,191,019	$1,191,019	$0	$0

(b)	Federal Income Taxes

The Fund complies with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and makes the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision has been provided.

BRISTLECONE FUND
Notes to Financial Statements (Continued)
November 30, 2008

(c)	Distributions to Shareholders

The Fund will distribute net investment income and net realized long-or short-term capital gains at least annually. Distributions from net realized gains for book purposes may include short-term capital gains. All short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements.

The amounts of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are either temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment.

(d)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(e)	Share Valuation

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 2.00% redemption fee on shares held less than 180 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation. During the period ended May 31, 2008 the Fund did not retain any redemption fees.

(f)	Expenses

Expenses associated with a specific fund in the Trust are charged to that fund. Common expenses are allocated between the funds of the Trust based upon the ratio of the net assets of each Fund to the combined net assets of the Trust, or other equitable means.

(g)	Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In

BRISTLECONE FUND
Notes to Financial Statements (Continued)
November 30, 2008

addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

(h)	Other

Investment transactions are recorded on trade date. The Fund determines the gain or loss from investment transactions on the identified cost basis by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

(i)	New Accounting Pronouncements

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Fund’s financial statement disclosures, if any, is currently being assessed.

(3)	Federal Tax Matters

As of November 30, 2008, the components of accumulated earnings on a tax basis were as follows:

Cost basis of investments for federal income tax purposes	$1,774,758
Gross tax unrealized appreciation	26,199
Gross tax unrealized depreciation	(609,938)
Net tax unrealized depreciation	$(583,739)
Undistributed ordinary income	13,193
Undistributed long-term capital gain	—
Total distributable earnings	$13,193
Other accumulated losses	(190,857)
Total accumulated losses	$(761,403)

At November 30, 2008, the Fund had capital loss carryforwards of $190,857 which will expire November 30, 2016.

BRISTLECONE FUND
Notes to Financial Statements (Continued)
November 30, 2008

In June 2006, the Financial Accounting Standards Board (“FASB”) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities, such as the Fund, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Fund recognizes tax benefits only if it is more likely than not that a tax position (including the Fund’s assertion that its income is exempt from tax) will be sustained upon examination. The Fund had no material uncertain tax positions and has not recorded a liability for unrecognized tax benefits as of November 30, 2008. Also, the Fund had recognized no interest and penalties related to uncertain tax benefits in 2008. At November 30, 2008, the fiscal tax year 2008 remains open to examination in the Fund’s major tax jurisdictions.

(4)	Investment Adviser

The Trust has an Investment Advisory Agreement (the “Agreement”) with the Adviser to furnish investment advisory services to the Fund. Under the terms of the Agreement, which became effective on December 31, 2007, the Trust, on behalf of the Fund, compensates the Adviser for its management services at the annual rate of 0.85% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse the Fund’s other expenses for an indefinite period at the discretion of the adviser and the Board of Trustees to the extent necessary to ensure that the Fund’s operating expenses do not exceed 1.25% (the “Expense Limitation Cap”) of the Fund’s average daily net assets. For the period ended November 30, 2008, expenses of $134,911 incurred by the Fund were waived by the Adviser. Any such waiver or reimbursement is subject to later adjustment to allow the Adviser to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than the Expense Limitation Cap; provided, however, that the Adviser shall only be entitled to recoup such amounts for a period of three years from the date such amount was waived or reimbursed.

The following table shows the remaining waived or reimbursed expense subject to potential recovery expiring in:

2011	$134,911

(5)	Related Party Transactions

A Trustee of the Trust is affiliated with U.S. Bancorp Fund Services, LLC and U.S. Bank, N.A., which provide accounting, administration, transfer agency and custodian services to the Fund. This same Trustee is an interested person of Quasar Distributors, LLC, the Fund’s distributor.

BRISTLECONE FUND
Notes to Financial Statements (Continued)
November 30, 2008

(6)	Capital Share Transactions

Transactions in shares of the Fund were as follows:

Period Ended
November 30, 2008(1)
Shares sold	132,123
Shares redeemed	(1,950)
Net increase	130,173

(1)	The Fund commenced operations on December 31, 2007.

(7)	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the period ended November 30, 2008, were $2,168,474 and $255,516, respectively. The Fund did not have any purchases or sales of long-term U.S. Government securities.

BRISTLECONE FUND
Report of Independent Registered Public Accounting Firm

To the Shareholders of Bristlecone Fund and
Board of Trustees of Trust for Professional Managers:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bristlecone Fund (the “Fund”), one of the diversified series constituting Trust for Professional Managers, as of November 30, 2008, and the related statements of operations and changes in net assets and the financial highlights for the period from December 31, 2007 (commencement of operations) to November 30, 2008. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2008, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of November 30, 2008, and the results of its operations, the changes in its net assets, and financial highlights for the period from December 31, 2007 (commencement of operations) to November 30, 2008, in conformity with accounting principles generally accepted in the United States of America.

Milwaukee, Wisconsin
January 27, 2008

BRISTLECONE FUND
Additional Information
(Unaudited)

Information about Trustees

The Business and affairs of the Trust are managed under the direction of the Trust’s Board of Trustees. Information pertaining to the Trustees of the Trust is set forth below. The Statement of Additional Information includes additional information about the Trust’s Trustees and is available, without charge, upon request by calling 1-877-5BRISTLE.

Independent Trustees

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee

Dr. Michael D. Akers	Trustee	Indefinite	Professor of	24	Independent
615 E. Michigan St.		Term; Since	Accounting,		Trustee, USA
Milwaukee, WI 53202		August 22,	Marquette		MUTUALS
Age: 53		2001	University		(an open-end
			(2004–present);		investment
			Associate Professor		company with
			of Accounting,		two portfolios)
Marquette University
(1996–2004)
Gary A. Drska	Trustee	Indefinite	Captain, Midwest	24	Independent
615 E. Michigan St.		Term; Since	Airlines, Inc.		Trustee, USA
Milwaukee, WI 53202		August 22,	(airline company)		MUTUALS
Age: 52		2001	(2000– present);		(an open-end
			Director, Flight		investment
			Standards &		company with
			Training		two portfolios)
(1990–1999).

BRISTLECONE FUND
Additional Information (Continued)
(Unaudited)

Number of
		Term of	Principal	Portfolios	Other
	Position(s)	Office and	Occupation(s)	in Trust	Directorships
Name,	Held with	Length of	During the Past	Overseen	Held by
Address and Age	the Trust	Time Served	Five Years	by Trustee	Trustee
Interested Trustees and Officers
Joseph C. Neuberger*	Chairperson,	Indefinite	Executive Vice	24	Director/
615 E. Michigan St.	President	Term; Since	President, U.S.		Trustee,
Milwaukee, WI 53202	and	August 22,	Bancorp Fund		Buffalo Funds
Age: 46	Trustee	2001	Services, LLC		(an open-end
			(1994–present)		investment
company with
nine portfolios);
Trustee, USA
MUTUALS (an
open-end
investment
company with
two portfolios)
John Buckel	Vice	Indefinite	Fund Administration	N/A	N/A
615 E. Michigan St.	President	Term; Since	and Compliance,
Milwaukee, WI 53202	and	January 11,	U.S. Bancorp Fund
Age: 51	Treasurer/	2008	Services, LLC
	Principal		(2004–present);
	Accounting		UMB Investment
	Officer		Services Group
(2000–2004).
Michael McVoy	Chief	Indefinite	Chief Compliance	N/A	N/A
615 E. Michigan St.	Compliance	Term; Since	Officer, U.S.
Milwaukee, WI 53202	Officer	August,	Bancorp Fund
Age: 51		2008	Services, LLC
(2002–present).
Rachel A. Spearo	Secretary	Indefinite	Legal Compliance	N/A	N/A
615 E. Michigan St.		Term; Since	Administrator, U.S.
Milwaukee, WI 53202		November 15,	Bancorp Fund
Age: 29		2005	Services, LLC
(2004–present)

*
Mr. Neuberger is an “interested person” of the Trust as defined by the 1940 Act. Mr. Neuberger is an interested person of the Trust by virtue of the fact that he is an affiliated person of Quasar Distributors, LLC, the Fund’s principal underwriter.

(This Page Intentionally Left Blank.)

A NOTE ON FORWARD LOOKING STATEMENTS

Except for historical information contained in the annual report for the Fund, the matters discussed in this report may constitute forward-looking statements made pursuant to the safe-harbor provisions of the Securities Litigation Reform Act of 1995. These include any adviser or portfolio manager predictions, assessments, analyses or outlooks for individual securities, industries, market sectors and/or markets. These statements involve risks and uncertainties. In addition to the general risks described for the Fund in the current Prospectus, other factors bearing on this report include the accuracy of the adviser’s or portfolio manager’s forecasts and predictions, and the appropriateness of the investment programs designed by the adviser or portfolio manager to implement their strategies efficiently and effectively. Any one or more of these factors, as well as other risks affecting the securities markets and investment instruments generally, could cause the actual results of the Fund to differ materially as compared to benchmarks associated with the Fund.

ADDITIONAL INFORMATION

Bristlecone Fund has adopted proxy voting policies and procedures that delegate to Bristlecone Value Partners, LLC, the Fund’s investment adviser (the “Adviser”), the authority to vote proxies. A description of Bristlecone Fund’s proxy voting policies and procedures is available without charge, upon request, by calling the Fund toll free at 1-877-5BRISTLE. A description of these policies and procedures is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record is available without charge, either upon request by calling the Fund toll free at 1-877-5BRISTLE or by accessing the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC four times each fiscal year at quarter-ends. The Fund files the schedule of Portfolio Holdings with the SEC on Form N-CSR (second and fourth quarters) and on Form N-Q (first and third quarters). Shareholders may view the Fund’s Forms N-CSR and N-Q on the SEC’s website at http://www.sec.gov. Forms N-CSR and N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling 1-202-551-8090 (direct) or 1-800-SEC-0330 (general SEC number).

BRISTLECONE FUND

Investment Adviser	Bristlecone Value Partners, LLC
10880 Wilshire Blvd., Suite 880
Los Angeles, California 90024

Legal Counsel	Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Independent Registered Public	Deloitte & Touche LLP
Accounting Firm	555 East Wells Street
Milwaukee, Wisconsin 53202

Transfer Agent, Fund Accountant and	U.S. Bancorp Fund Services, LLC
Fund Administrator	615 East Michigan Street
Milwaukee, Wisconsin 53202

Custodian	U.S. Bank, N.A.
Custody Operations
1555 N. River Center Drive
Suite 302
Milwaukee, Wisconsin 53212

Distributor	Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. A copy of the registrant’s Code of Ethics is incorporated by reference to the registrant’s Form N-CSR filed on August 7, 2008.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Dr. Michael D. Akers is the audit committee financial expert and is considered to be independent in accordance with SEC rules.  Dr. Akers holds a Ph.D. in accountancy and is a professor of accounting at Marquette University in Milwaukee, Wisconsin.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, and tax services for the first fiscal year.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for the first fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

FYE 11/30/2008
Audit Fees	$22,000
Audit-Related Fees	0
Tax Fees	4,400
All Other Fees	0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Deloitte & Touche LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 11/30/2008
Audit-Related Fees	0%
Tax Fees	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 11/30/2008
Registrant	0
Registrant’s Investment Adviser	0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed August 7, 2008.

(b)
(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(c)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Trust for Professional Managers

By (Signature and Title)  /s/ Joseph Neuberger
Joseph Neuberger, President

Date  2/4/09

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Joseph Neuberger
Joseph Neuberger, President

Date  2/4/09

By (Signature and Title)  /s/ John Buckel
John Buckel, Treasurer

Date  2/4/09